UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February 5, 2016

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

 Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2016, J. C. Penney Company, Inc. (the “Company”) issued a press release regarding the proposed sale and partial leaseback of its Home Office facility in Plano, Texas. The press release also included certain preliminary information regarding the Company’s gross margin results for the quarterly period ended January 30, 2016. The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit 99.1	J. C. Penney Company, Inc. News Release issued February 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Edward Record Edward Record Executive Vice President and Chief Financial Officer

Date:  February 9, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	J. C. Penney Company, Inc. News Release issued February 5, 2016